UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 31, 2005
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                                 ROUNDY'S, INC.
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               (Exact name of registrant as specified in its charter)


      Wisconsin                002-94984                      39-0854535
 ---------------------    -------------------            ---------------------
 (State or other         (Commission File Number)            (IRS Employer
  Jurisdiction of                                           Identification No.)
  Incorporation)

                875 E. Wisconsin Avenue, Milwaukee, Wisconsin 53202
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                (Address of principal executive offices) (Zip Code)


          Registrant's telephone number, including area code (414) 231-5000
                                                             --------------

                                 Not Applicable
                             ----------------------
            (Former name or former address, if changed since last report)



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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       -- Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
       -- Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
       -- Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
       -- Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01         Completion of Acquisition or Disposition of Assets
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This Report amends the Registrant's Current Report on Form 8-K filed with the
Commission on April 6, 2005 to furnish the required pro forma financial information associated with the disposition of assets described herein.

On March 31, 2005, Roundy's, Inc. (the "Registrant") completed the disposition of assets consisting of two distribution centers located in Lima, Ohio and Westville, Indiana and the related operations and two retail stores located in Ohio to Nash-Finch Company ("Nash Finch") for approximately $226 million in cash, subject to certain post closing adjustments. The Registrant announced the Asset Purchase Agreement relating to such disposition in a Current Report on Form 8-K filed with the Commission on March 1, 2005 (Commission File number 002-94984). For additional information concerning this transaction, see such Current Report and the Registrant's Annual Report on Form 10-K for the year ended January 1, 2005 (filed with the Commission on March 25, 2005; Commission File number 002-94984) (the "2004 Annual Report"). A copy of the Asset Purchase Agreement dated February 24, 2005 was filed as Exhibit 2.8 to the 2004 Annual Report. There is no material relationship (as that term is used for purposes of Item 2.01(c) of Form 8-K) between Nash-Finch and the Registrant or any of the Registrant's affiliates, officers or directors, other than in respect of the transaction.

This information, including the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly identified therein as being incorporated therein by reference.


Item 9.01         Financial Statements and Exhibits
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a)       Not applicable.

b) Unaudited pro forma consolidated financial statements of Roundy's, Inc. giving effect to the sale of its two distribution centers located in Lima, Ohio and Westville, Indiana and the related operations and two retail stores located in Ohio to Nash Finch.

c) Exhibit 99.1 Unaudited pro forma consolidated financial statements of Roundy's, Inc. giving effect to the Nash Finch transaction described above.

                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         ROUNDY'S, INC.
                                         ---------------
                                         (Registrant)



Date:    May 12, 2005                    BY:/s/Darren W. Karst
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                                         Darren W. Karst
                                         Executive Vice President
                                         and Chief Financial Officer